UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2019

VIABUILT VENTURES, INC.
(Exact name of registrant as specified in its charter) (Formerly: Madison Ventures, Inc.)

Nevada	333-188753
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2475 N. John Young Parkway

Orlando, FL 32804

Address of principal offices

Registrant’s telephone number including area code: (888) 552-7897

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following current report under Section 13 or 15(d) of the Securities Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

Item 1.01. Entry Into A Material Definitive Agreement

On March 27, 2019, the Company entered into a Share Exchange Agreement pursuant to which the Company agreed to acquire 100% of the capital stock of Firetainment, Inc., a Florida corporation. This acquisition transaction is expected to close on or before May 31, 2019, upon completion and filing of the required audit of the Firetainment, Inc. financial statements.

Firetainment is a manufacturing company located in Central Florida producing luxury hand crafted fire pit tables as well as other outdoor furniture products. The acquisition will be in exchange for 5,000,000 Shares of Common Stock of Viabuilt Ventures, Inc. William Shawn Clark, the President of Viabuilt, is also the President and sole shareholder of Firetainment, Inc

Since the founding of the company in 2011, Firetainment has established an extensive distribution network of over 175 “brick & mortar” retail stores and luxury online retail locations in nearly every state within the continental US, and has also established a presence at the industry’s leading trade shows each year.

This Share Exchange Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 1.02. Termination of A Material Definitive Agreement

On April 23, 2018, the Company entered into a Plan of Reorganization and Agreement of Securities Exchange (the “Agreement”) with Firetainment Inc. (“Firetainment”), a Florida Corporation. Under the Agreement, upon execution, Firetainment received the immediate right to the appointment of the directors and officers of the Company.

On March 27, 2019, the April 23, 2018 Agreement was terminated by the Company, and replaced on March 27, 2019 by a Share Exchange Agreement referenced in Item 1.01 herein.

Item 7.01. Regulation FD Disclosure

Viabuilt Ventures, Inc. (OTC Pink: VBVT) announced on March 28, 2019 that it had agreed to acquire 100% of the Capital Stock of Firetainment, Inc., an Orlando, FL-based designer, manufacturer, and marketer of luxury hand-crafted fire pit tables as well as other outdoor furniture products. The acquisition will be in exchange for 5,000,000 Shares of Common Stock of Viabuilt Ventures, Inc. William Shawn Clark, the President of Viabuilt, is also the President and sole shareholder of Firetainment, Inc

The full text of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Press Release will also be posted in the Investor Relations section of our website (www.firetainment.com) under News for a minimum period of 14 days following the date of release.

Disclosure of forward-looking statements

This release may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as “expect(s),” “anticipate(s),” “intend(s),” “plan(s),” “believe(s),” “continue(s),” “seek(s),” “estimate(s),” “goal(s),” “target(s),” “forecast(s),” “project(s),” “predict(s),” “should,” “could,” “may,” “will continue,” “might,” “hope,” “can” and other words and terms of similar meaning or expression in connection with a discussion of future operating, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made.

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Item 9.01. Financial Statements and Exhibits

Exhibit
Number	Description of Exhibit
10.1	Share Exchange Agreement dated March 27, 2019

99.1	Press Release, dated March 28, 2019

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SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIABUILT VENTURES, INC.

DATED: March 28, 2019	By:	/s/ William Shawn Clark
WILLIAM SHAWN CLARK
President

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